UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2012

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Serangoon North, Avenue 5, #03-16, Singapore		554910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2012, the Management Development and Compensation Committee of the Board of Directors (the “Committee”) of Kulicke and Soffa Industries, Inc. (the “Company”) granted an award of 57,484 performance share units (“PSUs”) under the Company’s 2009 Equity Plan, as amended (the “2009 Plan”), to Bruno Guilmart, the President and Chief Executive Officer of the Company.

The vesting of PSUs is tied to the performance, measured over a three- and five-year performance measurement period, of the Company’s advanced packaging business and other non-core businesses, specifically the cumulative incremental revenue contributed by these opportunities (the “Performance Goals”).  These PSUs will vest in equal installments on the third and fifth anniversaries of the grant date at between zero and 200% based on achievement of the Performance Goals.  If Mr. Guilmart retires, dies or becomes disabled before the end of the performance measurement period, the PSUs will vest pro rata based on his length of employment during the performance period, to the extent the Performance Goals are met for the performance period.  However, in the event Mr. Guilmart is involuntarily terminated without cause (as defined in the 2009 Plan), the Committee may, in its sole discretion, upon the occurrence of such event, entitle him to a pro rata portion of the PSUs he would otherwise have earned based on the actual achievement of the Performance Goals as determined at the end of the performance period had he remained employed to the end of the performance period.  The pro rata portion will be calculated based on vesting months as measured from the day of the month on which the grant was made to the corresponding day of each succeeding month.  The vesting date for this purpose shall be the date of the Committee’s decision to accelerate vesting.  There is no entitlement to such accelerated vesting and the Committee expects to exercise such discretion only in limited and special circumstances.

The foregoing summary of the 2009 Plan is qualified in its entirety by reference to the actual terms of the 2009 Plan included hereto as Exhibits 10.1 (the amendments to the 2009 Plan included hereto as Exhibits 10.2, 10.3 and 10.4).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 10, 2009).

10.2	Amendment No. 1 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 15, 2009).

10.3	Amendment No. 2 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 15, 2009).

10.4	Amendment No. 3 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan.

10.5	Form of Officer Restricted Share Unit Award Agreement regarding the 2009 Equity Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 7, 2012	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Jonathan H. Chou
	Name:	Jonathan H. Chou
	Title:	Senior Vice President, Chief Financial Officer
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 10, 2009).

10.2	Amendment No. 1 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 15, 2009).

10.3	Amendment No. 2 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 15, 2009).

10.4	Amendment No. 3 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan.

10.5	Form of Officer Restricted Share Unit Award Agreement regarding the 2009 Equity Plan.